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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 6, 2001



                             PILLOWTEX CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



          Texas                   1-11756                75-2147728
         (State of              (Commission             (IRS Employer
      Incorporation)            File Number)         Identification No.)


               4111 Mint Way, Dallas, Texas                      75237
        (Address of Principal Executive Offices)               (Zip Code)


      Registrant's telephone number, including area code: (214) 333-3225

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition of Disposition of Assets.

     On September 6, 2001, pursuant to the Asset Purchase Agreement, dated as of July 27, 2001 (the "Purchase Agreement"), between Beacon Manufacturing Company ("Beacon"), a wholly owned subsidiary of Pillowtex Corporation (the "Company"), and Beacon Acquisition Corporation (the "Purchaser"), as amended by the First Amendment thereto (the "Amendment"), Beacon sold to the Purchaser the inventory and fixed assets associated with the Company's Blanket Division and the Purchaser assumed all liabilities arising after the closing of the sale (the "Closing") under the terms of contracts assigned under the Purchase Agreement and, with limited exceptions, all environmental liabilities associated with the assets sold.

     The Purchase Agreement provides for a purchase price of approximately $16.8 million, subject to adjustment based on inventory levels, prepaid items and accrued but unpaid items as of the Closing. Based on estimation of these items, the purchase price paid at the Closing was approximately $13.4 million, consisting of approximately $12.1 million in cash (a portion of which was placed in escrow to secure Beacon's post-Closing obligations under the Purchase Agreement) and a three-year promissory note in a principal amount of approximately $1.3 million, secured by a pledge of 100% of the stock of the Purchaser, a second lien on the majority of the assets sold (excluding the Blanket Division's real property located in Westminister, South Carolina) and a third lien on the Blanket Division's real property located in Swannanoa, North Carolina. The inventory levels, prepaid items and accrued but unpaid items as of the Closing and the purchase price are subject to post-Closing finalization in accordance with the procedure provided therefor in the Purchase Agreement.

     Copies of the Purchase Agreement and the Amendment are filed herewith as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

     The net cash proceeds from the sale will be applied to pay down obligations to the lenders under the Company's prepetition senior debt facilities.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)   Financial Statements of Businesses Acquired.

           Not Applicable.

     (b)   Pro Forma Financial Information.

           It is impracticable for the Company to provide the required pro forma financial information as required by Item 7(b) of Form 8-K at this time. Pro forma financial information giving effect to the transaction described in Item 2 of this Report will be filed by an amendment hereto no later than November 20, 2001.

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     (c)   Exhibits:

           Exhibit
           Number       Exhibit
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            2.1         Asset Purchase Agreement, dated as of July 27, 2001,
                        between Beacon Manufacturing Company and Beacon
                        Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Pillowtex Corporation's Current Report on
                        Form 8-K dated August 23, 2001)

            2.2 First Amendment to Asset Purchase Agreement, dated September 6, 2001, between Beacon Manufacturing Company and Beacon Acquisition Corporation

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   PILLOWTEX CORPORATION




                                   By: /s/ John F. Sterling
                                       -----------------------------------------
                                       Name:  John F. Sterling
                                       Title: Vice-President and General Counsel


Dated: September 13, 2001

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                               INDEX TO EXHIBITS
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              Exhibit
              Number        Exhibit
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               2.1          Asset Purchase Agreement, dated as of July 27, 2001,
                            between Beacon Manufacturing Company and Beacon
                            Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Pillowtex Corporation's Current
                            Report on Form 8-K dated August 23, 2001)

               2.2 First Amendment to Asset Purchase Agreement, dated September 6, 2001, between Beacon Manufacturing Company and Beacon Acquisition Corporation

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